UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 0-32593

-----------------------------------

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma                                                                                                     73-1599600

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

115 West 7th Street, Suite 1400, Fort Worth, Texas 76102

(Address of principal executive offices)

  (877) 329-8388

(Issuer's telephone number, including area code)

Item 2.01    Completion of Acquisition or Disposition of Assets.

    On June 1, 2005, Wentworth Energy, Inc. (the "Company") acquired 86.76% of the total issued and outstanding equity interests of Wentworth Oil & Gas, Inc. ("Oil & Gas"), a Nevada corporation.  The shares were acquired pursuant to a Share Exchange Agreement (the "Agreement") between the Company and Oil & Gas. The Agreement provided for the the shareholders of Oil & Gas who chose to participate in the share exchange to receive one (1) share of the Company's common stock for every 2.5 shares of Oil & Gas common stock tendered.  Therefore, upon exchange, the Company acquired 3,540,000 shares of Oil & Gas common stock out of a total of 4,080,000 shares issued and outstanding.  For those 3,540,000 shares, the exchanging shareholders received 1,416,000 shares of the Company's common stock.

    The transaction was approved by the directors of each entity with Gordon McDougall, a director common to both entities, abstaining from the vote.  Additionally, Gordon McDougall, a director of both entities and holder of 550,000 shares of Oil & Gas (held by Campbell Capital Holdings, Inc.) and 625,000 shares of the Company prior to the exchange transaction, has exchanged his shares in Oil & Gas for shares of the Company.  Alan Sedgwick, a director of Oil & Gas and holder of 550,000 shares of Oil & Gas and no shares of the Company prior to the exchange transaction, has also tendered his shares for exchange.

    The Company will continue to honor the terms of the Agreement and allow the remaining 540,000 shares of Oil & Gas to be exchanged for shares of the Company's common stock.

    A copy of the Agreement will be attached as an exhibit to the Company quarterly report as filed on Form 10-QSB for the quarter ending June 30, 2005.

Item 9.01    Financial Statements and Exhibits

Audited Financial Information for Wentworth Oil & Gas, Inc.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Financial Statements

(Expressed in US Dollars)

December 31, 2004

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Financial Statements

(Expressed in US Dollars)

December 31, 2004

Report of Independent Registered Public Accounting Firm

3

Statement of Operations and Deficit

4

Balance Sheet

5

Statement of Stockholders' Equity

6

Statement of Cash Flows

7

Notes to the Financial Statements

8-14

Report of Independent Registered Public Accounting Firm

To the Shareholders of

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

We have audited the balance sheet of Wentworth Oil & Gas, Inc. (an Exploration Stage Enterprise) as at December 31, 2004 and the statements of operations and deficit, stockholders' equity, and cash flows for the period from incorporation on July 21, 2004 to December 31, 2004.  These financial statements are the responsibilities of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the generally accepted auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and the results of its operations and its cash flows for the period from incorporation on July 21, 2004 to December 31, 2004 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to financial statements, the Company is in the exploration stage, and has no permanently established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations.  These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada                                                                                                   "MacKay LLP"

July 28, 2005                                                                                                        Chartered Accountants

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Statement of Operations and Deficit

(Expressed in US Dollars)

For the period from incorporation on July 21, 2004 to December 31, 2004

Revenue	$ -

Administrative expenses
Amortization	241
Bank charges and interest	951
Consulting fees	70,546
Foreign exchange gain	(761)
Management fees	25,645
Office and miscellaneous	21,204
Professional fees	8,353
Rent	5,600
Transfer agent fees	2,250
Travel	12,277

146,306

Loss for the period	(146,306)

Deficit, beginning of period	-

Deficit accumulated during the exploration stage	$ (146,306)

Loss per share for the period	$ (0.05)

Weighted average number of shares outstanding	3,022,331

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Balance Sheet

(Expressed in US Dollars)

December 31, 2004

Assets

Current
Goods and services tax recoverable	$ 2,794
Prepaid expenses	7,925

10,719

Oil and gas property
Proved undeveloped (note 4)	202,460

Equipment (note 5)	1,615

$ 214,794

Liabilities

Current

Cheques issued in excess of funds on deposit	$ 1,331
Accounts payable and accrued liabilities	39,752
Subscriptions received	20,801
Due to a related party (note 3)	5,356
Property payments outstanding (note 4)	127,460

194,700

Commitments and contingencies (note 6)
Subsequent events (note 7)

Stockholders' Equity
Common stock, $0.001 par value
50,000,000 shares authorized
4,080,000 shares outstanding	4,080

Additional paid in capital	172,320

Expenses prepaid with common stock	(10,000)

Deficit accumulated during the exploration stage	(146,306)

20,094

$ 214,794

Approved by the Directors:

"Gord McDougall"

Director

"Alan Sedgwick"

Director

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Statement of Stockholders Equity

(Expressed in US Dollars)

For the period from incorporation on July 21, 2004 to December 31, 2004

	Number of shares	Par value	Additional Paid in Capital	Expenses prepaid with common stock	Deficit Accumulated During the Exploration Stage	Total

July 21, 2004 issued to founders for cash, at $0.001 per share	2,400,000	$ 2,400	$ -	$ -	$ -	$ 2,400

November 26, 2004 issued for services, at $0.25 per share	40,000	40	9,960	(10,000)	-	-

December 31, 2004 issued by private placement for cash, at $0.10 per share	1,6 4 ~~8~~ 0,000	1, 640	162,360	-	-	164,000

Net loss for the period	-	-	-		(146,306)	(146,306)

Balance, December 31, 2004	4,080,000	$ 4,080	$ 172,320	$(10,000)	$ (146,306)	$ 20,094

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Statement of Cash Flows

(Expressed in US Dollars)

For the period from incorporation on July 21, 2004 to December 31, 2004

Cash provided by (used by)

Operating activities
Loss for the period	$ (146,306)
Adjustments for items not involving cash:
Amortization	241
Services to be paid with shares	7,500

(138,565)

Change in non-cash working capital items:
Goods and services tax recoverable	(2,794)
Due to related party	5,356
Prepaid expenses	(7,925)
Accounts payable and accrued liabilities	39,752

(104,176)

Financing activit ies
Cheques issued in excess of funds on deposit	1,331
Subscriptions received	13,301
Issuance of common stock	166,400

181,032

Investing activities
Acquisition of interest in oil and gas properties	(75,000)
Purchase of equipment	(1,856)

(76,856)

Increase in cash during the exploration stage	-

Cash, beginning of period	-

Cash, end of period	$ -

Supplemental cash flow information

Interest paid	$ 71
Income taxes paid	$ -

Non-cash transactions
Shares issued for prepaid services	$ 10,000
Share subscriptions pursuant to consulting contracts	$ 7,500

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars)

December 31, 2004

1.

Nature of Operations

The company was incorporated in the State of Nevada on July 21, 2004.  The company is engaged in the business of oil and gas exploration and development.

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern.  Accordingly, they do not give effect to adjustment that would be necessary should the company be unable to continue as a going concern and therefore be required to realize its assets and retire its liabilities in other than the normal course of business and at amounts different from those in the accompanying financial statements. The company's ability to continue as a going concern is dependent upon achieving profitable operations and/ or upon obtaining additional financing. The outcome of these matters can not be predicted at this time.

Management intends to continue development of its existing gas project and acquire interests in additional oil and gas projects.  The company expects to finance these activities by loans from Wentworth Energy, Inc.

2.

Significant Accounting Policies

a)

Exploration stage company

The company is considered to be in the exploration stage as defined in Statement of Financial Accounting Standards No. 7.

b)

Oil and gas activities

The company follows the full cost method of accounting for its oil and gas activities. Accordingly, all costs associated with the acquisition, exploration and development of oil and gas properties are capitalized within the appropriate cost center.  Any internal costs that are capitalized are limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the company for its own account, and do not include any costs related to production, general corporate overhead, or similar activities.

All capitalized costs within a cost center are depleted on the units-of-production method based on estimated proved reserves attributable to the oil and gas properties owned by the company.

For each cost center, capitalized costs less accumulated depletion and related deferred income taxes, may not exceed the cost center ceiling. The cost center ceiling is equal to the sum of (a) the present value of estimated future net revenues from proved oil and gas reserves, less estimated future expenditures to be incurred in developing the proved reserves computed using a 10 percent discount factor; (b) the cost of properties not being amortized; (c) the lower of cost or fair market value of unproven properties included in the costs being amortized; and (d) income tax effects related to the differences between the book and tax basis of the properties.  Any excess is charged to expense during the period in which the excess occurs.

Sales of oil and gas properties, whether or not being amortized currently, are accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center. Abandonments of oil and gas properties are accounted for as adjustments of capitalized costs, and are amortized and subject to the cost center ceiling limitation.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars)

December 31, 2004

2.

Significant Accounting Policies (continued)

c)

Equipment

Office equipment is recorded at cost and is amortized on the declining balance basis at an annual rate of 30%.

d)

Foreign currency translation

Monetary assets and liabilities are translated at year-end exchange rates; other assets and liabilities have been translated at the rates prevailing at the date of transaction. Revenue and expense items, except for amortization, are translated at the average rate of exchange for the period.  Amortization is converted using rates prevailing at dates of acquisition. Gains and losses from foreign currency translation are included in the statement of operations.

e)

Loss per share

Basic loss per share has been calculated based on the weighted average number of common shares outstanding during the period.  The company uses the treasury stock method of calculating fully diluted per share amounts whereby any proceeds from the exercise of stock options or other dilutive instruments are assumed to be used to purchase common shares at the average market price during the period.  There were no options or other dilutive instruments outstanding at December 31, 2004.

f)

Financial instruments

All significant financial assets, financial liabilities and equity instruments of the company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk.  Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed.

g)

Comprehensive income

Under SFAS 130, the company is required to record certain gains and losses as a component of Stockholders' Equity, with the current changes in the component balances comprising the balance sheet figure disclosed in a separate statement or in a financial statement note.  The loss for the period is the same as the comprehensive loss for the period.

h)

Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those reported.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars)

December 31, 2004

2.

Significant Accounting Policies (continued)

i)

Income taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes".  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the period of deferred tax assets and liabilities.

j)

Recent accounting pronouncements

In May 2003, the FASB issued SFAS No. 150, "Accounting for certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS No. 150"). SFAS 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003.

In addition, the FASB and Emerging Issues Task Force ("EITF") have issued a variety of interpretations including the following interpretations with wide applicability:

Financial Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities", which addresses the consolidation of variable interest entities (formerly referred to as "SpecialPurpose Entities"). The Interpretation is generally in effect for interim or annual periods beginning after December 15, 2003.

In November 2002, the EITF reached a consensus on Issue 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF 00-21"). This consensus addresses issues related to separating and allocating value to the individual elements of a single customer arrangement involving obligations regarding multiple products, services, or rights which may be fulfilled at different points in time or over different periods of time. EITF 00-21 guidance is applicable for arrangements entered into in fiscal periods beginning after June 15, 2003.

The adoption of these new pronouncements is not expected to have a material effect on the company's financial position or results of operations.

3.

Related Party Transactions

a)

During the period, the company entered into transactions with related parties as follows:

Management fees paid to a corporation controlled by a director	$ 25,645
Rent paid to a corporation controlled by a director	$ 5,000
Equipment rental paid to a corporation controlled by a director	$ 1,000

b)

During the period the company issued 2,400,000 common shares to the founders of the company for cash of $0.001 per share.

c)

As at December 31, 2004, $5,356, was owed to a corporation owned by a director of the company in respect of expenses.  The amount due to a related party is unsecured, without interest or stated terms of repayment , accordingly fair value can not be reliably determined.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars)

December 31, 2004

4.

Oil and Gas Reserves and Related Financial Information

a)

Oil and gas property

The company owns a 15% working interest (an 11.25% net revenue interest) in the J.B. Henry #1 natural gas re-entry prospect located in central McMullen County, Texas.  The company has forwarded $75,000 to date and is committed to paying an additional $127,460 (accrued) for this interest.

Following completion of a planned re-entry of the J.B. Henry #1 well, the company will have an option to participate, as to a 15% undivided interest, in the re-entry of the E.M. Henry #2 natural gas well at an estimated cost to the company of an additional $100,000.

b)

Costs incurred in oil and gas property acquisition, exploration and development activities

Costs incurred in oil and gas property acquisition, exploration and development activities are summarized as follows:

December 31, 2004
Acquisitions:
Proved producing reserves	$ -
Proved undeveloped reserves	202,460
Development costs	-
Exploration ~~s~~ costs	-

$ 202,460

c)

Proved oil and gas reserve quantities (unaudited)

At December 31, 2004, the estimated oil and gas reserves for the J.B. Henry #1 prospect presented herein were derived from a report prepared by an independent engineering firm.  The company cautions that there are many inherent uncertainties in estimating proved reserve quantities and in projecting future production rates and the timing of development expenditures.  Accordingly, these estimates are likely to change as future information becomes available, and these changes could be material.

Estimated quantities of proved reserves (all of which are classified as proved undeveloped and are located within the United States), as well as the changes in proved reserves during the period ended December 31, 2004, are presented in the following table:

	Crude Oil (BLS)	Natural Gas (MCF)

Proved undeveloped reserves, beginning	-	-
Purchase of 15% working interest in reserves	-	149,388
Production	-	-

Proved undeveloped reserves, end of period	-	149,388

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars)

December 31, 2004

4.

Oil and Gas Reserves and Related Financial Information (continued)

c)

Proved oil and gas reserve quantities (unaudited) (continued)

Proved reserves are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and current regulatory practices.  Reserves are considered proved when commercial production has been established by actual production or well tests.  The portion of the reservoir considered proved is the area delineated by drilling and reasonable interpretation of available data after considering fluid contacts, if any.

Proved reserves may be developed or undeveloped.  Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.  Reserves on undrilled acreage are limited to those drilling units offsetting productive units that are reasonably certain of production when drilled.  Proved reserves for other undrilled units are claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation.

d)

Standardized measure of discounted future net cash flows relating to proved oil and gas reserve quantities (unaudited)

The table below sets forth a standardized measure of the estimated discounted future net cash flows attributable to the company's 15% undivided interest in proved undeveloped oil and gas reserves.  Estimated future cash inflows were computed by applying an estimated $4.55 per MCF price to the estimated future production of proved gas reserves at December 31, 2004 discounted at 10%.  The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions.

December 31, 2004

Future cash inflows	$ 679,69
Future cash outflows;
Development costs	-
Production costs	245,547

Future net cash flows	434,147
Adjustment to discount future annual cash flows at 10%	(20 6 ,754 )

Standardized measure of discounted future cash flows	$ 227,393

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars)

December 31, 2004

4.

Oil and Gas Reserves and Related Financial Information (continued)

d)

Standardized measure of discounted future net cash flows relating to proved oil and gas reserve quantities (unaudited) (continued)

The following table summarizes the principal factors comprising the changes in the standardized measure of estimated discounted net cash flows:

December 31, 2004

Standardized measure, beginning	$ -
Purchase of proved undeveloped reserves	227,393
Sales of oil and gas, net of production costs	-

Standardized measure, end of period	$ 227,393

5.

Equipment

	Cost	Accumulated Amortization	Net Book Value

Office equipment	$ 1,856	$ 241	$ 1,615

6.    Commitments and contingencies

a)

The company has entered into a management agreement with the President effective July 28, 2004 for a term of five years, at a monthly fee of $5,000, until the company becomes profitable at which time the monthly fee will increase to $7,500.

b)

The company has entered into a management services agreement, pursuant to which a contractor will be paid $2,500 per month, in shares for the months of December 2004, January and February 2005 and in cash from March through July 2005. At that time the fee will be increased to $4,500 and will be payable 50% in cash and 50% in common shares. The contractor will be issued 20,000 additional common shares as an inducement to commence work with the company, the cost of which has been accrued at December 31, 2004.  Additional remuneration includes a minimum of 100,000 options to be granted annually.   The agreement is for a term of three years. If the agreement is terminated at the option of the c ompany without notice, damages are payable equal to 6 times the monthly fee.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars)

December 31, 2004

7.

Subsequent Events

a)

On March 22, 2005 Wentworth Energy, Inc. entered into a letter of intent to acquire all of the issued and outstanding common stock of the company.  Under the terms of the letter of intent, Wentworth Energy, Inc. will issue one share of common stock for each 2.5 shares of the company's issued and outstanding common stock.  This will result in the issuance of 1,632,000 common stock of Wentworth Energy, Inc to the shareholders of the company.  Upon completion of the acquisition, the company will become a wholly-owned subsidiary of Wentworth Energy, Inc.

b)

In February 2005, the company acquired an additional 3% working interest in the J.B. Henry #1 well project for $40,000.  Subsequent to December 31, 2004 the company received additional cash calls from the operator totalling $227,000 and remitted cash of $219,952, leaving a balance owing to the operator of $174,508, of which $80,000 was supported by promissory notes.  The terms of these notes included cash bonuses of up to $16,000 depending on the repayment date, and no interest.

In August 2005 the company sold ½ of its total interest, equivalent to a 9% working interest in the project for $180,463, these funds were used to settle the majority of the amounts owing to the operator, including the promissory notes and $16,000 of cash bonuses on those notes.  At the time of the sale, a loss of approximately $54,000 was recognized, and an additional write-down of $54,000 was recorded against the remaining cost of the property.

PRO FORMA FINANCIAL INFORMATION:

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

(Unaudited)

December 31, 2004

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

December 31, 2004

Pro Forma Consolidated Statement of Operations and Deficit

3

Pro Forma Consolidated Balance Sheet

4

Pro Forma Consolidated Statement of Stockholders' Equity

5

Pro Forma Consolidated Statement of Cash Flows

6

Notes to the Pro Forma Consolidated Financial Statements

7-12

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Pro Forma Consolidated Statement of Operations and Deficit

(Expressed in US Dollars)

	Cumulative,	Year ended
	Inception to	December 31,
	December 31, 2004	2004
Revenue	$ 100,740	$ -

Administrative expenses
Amortization	2,130	241
Bank charges and interest	951	951
Consulting fees	70,546	70,546
Foreign exchange gain	(761)	(761)
Management fees	25,645	25,645
Office and miscellaneous	77,921	21,260
Professional fees	70,989	15,603
Rent	5,600	5,600
Transfer agent fees	2,550	2,250
Travel	12,277	12,277

	267,848	153,612

Loss from continuing operations	(167,108)	(153,612)

Loss from discontinued operations	(6,569)	-

Loss for the period	(173,677)	(153,612)

Deficit, beginning of period	-	(20,065)

Deficit accumulated during the exploration stage	$ (173,677)	$ (173,677)

Basic loss per share before discontinued operations	$ (0.034)	$ (0.024)

Basic loss per share	$ (0.036)	$ (0.024)

Weighted average shares outstanding	4,886,874	6,402,000

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Pro Forma Consolidated Balance Sheet

(Expressed in US Dollars)

December 31, 2004

Assets

Current
Goods and services tax recoverable	$ 2,794
Prepaid expenses	7,925
10,719

Oil and gas property
Proved undeveloped (note 5)	434,060

Equipment (note 6)	1,615

$ 446,394

Liabilities

Current
Cheques issued in excess of funds on deposit	$ 1,331
Accounts payable and accrued liabilities	52,002
Subscriptions received	20,801
Due to a related party (note 4)	5,356
Property payments outstanding (note 5)	127,460
206,950

Stockholders' Equity
Common stock, $0.001 par value
48,000,000 shares authorized
6,402,000 shares outstanding	6,402

Preferred Stock, $0.001 par value
2,000,000 shares authorized
Nil shares issued and outstanding	-

Additional paid in capital	416,719

Expenses prepaid with common stock	(10,000)

Deficit accumulated during the exploration stage	(173,677)
239,444

$ 446,394

Approved by the Directors:

/s/John G. Punzo

Director

/s/Gordon C. McDougall

Director

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Pro Forma Consolidated Statement of Stockholders' Equity

(Expressed in US Dollars)

For the period from Inception to December 31, 2004

	Number of shares	Par value	Additional Paid in Capital	Expenses Prepaid With Common Stock	Deficit Accumulated During the Development Stage	Total

October 31, 2000 issuance of common stock for cash	3,000,000	$ 3,000	$ -	$ -	$ -	$ 3,000

December 31, 2000 issuance of common stock for cash	590,000	590	590	-	-	1,180

Net loss for the period	-	-	-	-	(298)	(298)

Balance, December 31, 2000	3,590,000	3,590	590	-	(298)	3,882

January 31, 2001 issuance of common stock for cash	510,000	510	510	-	-	1,020

December 31, 2001 issuance of stock to purchase FHW, Inc.	10,000	10	9,251	-	-	9,261

December 31, 2001 issuance of common stock for cash	520,000	520	-	-	-	520

Net income for the period	-	-	-	-	3,034	3,034

Balance, December 31, 2001	4,630,000	4,630	10,351	-	2,736	17,717

Net loss for the period	-	-	-	-	(10,135)	(10,135)

Balance, December 31, 2002	4,630,000	4,630	10,351	-	(7,399)	7,582

January 1, 2003 issuance of common stock for cash	140,000	140	-	-	-	140

Net loss for the period	-	-	-	-	(12,666)	(12,666)

Balance, December 31, 2003	4,770,000	4,770	10,351	-	(20,065)	(4,944)

January 1, 2004 issuance of common stock to purchase Wentworth Oil & Gas, Inc.	1,616,000	1,616	396,384	-	-	398,000

January 1, 2004 issuance of common stock for services	16,000	16	9,984	(10,000)	-	-

Net loss for the period	-	-	-	-	(153,612)	(153,612)

Balance, December 31, 2004	6,402,000	$ 6,402	$ 416,719	$ (10,000)	$ (173,677)	$ 239,444

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Pro Forma Consolidated Statement of Cash Flows

(Expressed in US Dollars)

	Cumulative,	Year ended
	Inception to	December 31,
	December 31, 2004	2004

Cash provided by (used by)

Operating activities
Loss for the period	$ (173,677)	$ (153,612)
Adjustments for items not involving cash:
Amortization	2,130	241
Services to be paid with shares	7,500	7,500
Non-cash loss from discontinued operations	7,372	-

	(156,675)	(145,871)
Change in non-cash working capital items:
Goods and services tax recoverable	(2,794)	(2,794)
Due to related party	5,356	5,356
Prepaid expenses	(7,925)	(7,925)
Accounts payable and accrued liabilities	52,002	47,002

	(110,036)	(104,232)

Financing activities
Cheques issued in excess of funds on deposit	1,331	1,331
Subscriptions received	13,301	13,301
Issuance of common stock	172,260	166,400

	186,892	181,032

Investing activities
Acquisition of interest in oil and gas properties	(75,000)	(75,000)
Purchase of equipment	(1,856)	(1,856)

	(76,856)	(76,856)

Increase in cash during the exploration stage	-	(56)

Cash, beginning of period	-	56

Cash, end of period	$ -	$ -

Supplemental cash flow information

Interest paid	$ 71	$ 71
Income taxes paid	$ -	$ -

Non-cash transactions
Shares issued for prepaid services	$ 10,000	$ 10,000
Share subscriptions pursuant to consulting contracts	$ 7,500	$ 7,500

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Notes to the Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

December 31, 2004

1.

Basis of Presentation and Nature of Operations

These pro forma consolidated financial statements have been prepared for inclusion in a report to be filed with the Securities and Exchange Commission in connection with the acquisition of Wentworth Oil & Gas, Inc. by Wentworth Energy, Inc.

Wentworth Energy, Inc. was incorporated in the State of Oklahoma on October 31, 2000.  Wentworth Oil & Gas, Inc. was incorporated in the State of Nevada on July 21, 2004.  The consolidated entity (the "company") will be in the business of oil and gas exploration and development.

The pro forma consolidated financial statements are not necessarily indicative of the financial position and results of operations of Wentworth Energy, Inc. and Wentworth Oil & Gas, Inc. operated as a consolidated entity.

2.

Significant Assumptions and Adjustments

The pro forma consolidated financial statements are based on the following information and assumptions:

a)

the pro forma consolidated statement of operations includes the operations of Wentworth Oil & Gas, Inc. for the period from inception on July 21, 2004 to December 31, 2004 and the operations for Wentworth Energy, Inc. for the year ended December 31, 2004;

b)

the pro forma consolidated balance sheet has been prepared from the balance sheets of Wentworth Energy, Inc. and Wentworth Oil & Gas, Inc. as at December 31, 2004 and gives effect to the issuance of 1,632,000 shares of the common stock of Wentworth Energy, Inc. to acquire 4,080,000 shares of the common stock of Wentworth Oil & Gas, Inc., being all of the latter company's issued and outstanding shares.

3.

Significant Accounting Policies

a)

Exploration stage company

The company is considered to be in the exploration stage as defined in Statement of Financial Accounting Standards No. 7.

b)

Oil and gas activities

The company follows the full cost method of accounting for its oil and gas activities. Accordingly, all costs associated with the acquisition, exploration and development of oil and gas properties are capitalized within the appropriate cost center.  Any internal costs that are capitalized are limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the company for its own account, and do not include any costs related to production, general corporate overhead, or similar activities.

All capitalized costs within a cost center are depleted on the units-of-production method based on estimated proved reserves attributable to the oil and gas properties owned by the company.

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Notes to the Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

December 31, 2004

3.

Significant Accounting Policies (continued)

b)

Oil and gas activities (continued)

For each cost center, capitalized costs less accumulated depletion and related deferred income taxes, may not exceed the cost center ceiling. The cost center ceiling is equal to the sum of (a) the present value of estimated future net revenues from proved oil and gas reserves, less estimated future expenditures to be incurred in developing the proved reserves computed using a 10 percent discount factor; (b) the cost of properties not being amortized; (c) the lower of cost or fair market value of unproven properties included in the costs being amortized; and (d) income tax effects related to the differences between the book and tax basis of the properties.  Any excess is charged to expense during the period in which the excess occurs.

Sales of oil and gas properties, whether or not being amortized currently, are accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center. Abandonments of oil and gas properties are accounted for as adjustments of capitalized costs, and are amortized and subject to the cost center ceiling limitation.

c)

Equipment

Office equipment is recorded at cost and is amortized on the declining balance basis at an annual rate of 30%.

d)

Foreign currency translation

Monetary assets and liabilities are translated at year-end exchange rates; other assets and liabilities have been translated at the rates prevailing at the date of transaction. Revenue and expense items, except for amortization, are translated at the average rate of exchange for the period.  Amortization is converted using rates prevailing at dates of acquisition. Gains and losses from foreign currency translation are included in the statement of operations.

e)

Loss per share

Basic loss per share has been calculated based on the weighted average number of common shares outstanding during the period.  The company uses the treasury stock method of calculating fully diluted per share amounts whereby any proceeds from the exercise of stock options or other dilutive instruments are assumed to be used to purchase common shares at the average market price during the period.  There were no options or other dilutive instruments outstanding at December 31, 2004.

f)

Financial instruments

All significant financial assets, financial liabilities and equity instruments of the company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk.  Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed.

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Notes to the Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

December 31, 2004

3.

Significant Accounting Policies (continued)

g)

Comprehensive income

Under SFAS 130, the company is required to record certain gains and losses as a component of Stockholders' Equity, with the current changes in the component balances comprising the balance sheet figure disclosed in a separate statement or in a financial statement note.  The loss for the period is the same as the comprehensive loss for the period.

h)

Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those reported.

i)

Income taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes".  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the period of deferred tax assets and liabilities.

j)

Recent accounting pronouncements

In May 2003, the FASB issued SFAS No. 150, "Accounting for certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS No. 150"). SFAS 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003.

In addition, the FASB and Emerging Issues Task Force ("EITF") have issued a variety of interpretations including the following interpretations with wide applicability:

Financial Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities", which addresses the consolidation of variable interest entities (formerly referred to as "SpecialPurpose Entities"). The Interpretation is generally in effect for interim or annual periods beginning after December 15, 2003.

In November 2002, the EITF reached a consensus on Issue 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF 00-21"). This consensus addresses issues related to separating and allocating value to the individual elements of a single customer arrangement involving obligations regarding multiple products, services, or rights which may be fulfilled at different points in time or over different periods of time. EITF 00-21 guidance is applicable for arrangements entered into in fiscal periods beginning after June 15, 2003.

The adoption of these new pronouncements is not expected to have a material effect on the company's financial position or results of operations.

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Notes to the Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

December 31, 2004

4.

Related Party Transactions

a)

During the period, the company entered into transactions with related parties as follows:

Management fees paid to a corporation controlled by a director	$ 25,645
Rent paid to a corporation controlled by a director	$ 5,000
Equipment rental paid to a corporation controlled by a director	$ 1,000

b)

As at December 31, 2004, $5,356, was owed to a corporation owned by a director of the company in respect of expenses.  The amount due to a related party is unsecured, without interest or stated terms of repayment, accordingly fair value can not be reliably determined.

5.

Oil and Gas Reserves and Related Financial Information

a)

Oil and gas property

The company owns a 15% working interest (an 11.25% net revenue interest) in the J.B. Henry #1 natural gas re-entry prospect located in central McMullen County, Texas.  The company has forwarded $75,000 to date and is committed to paying an additional $127,460 (accrued) for this interest.

Following completion of a planned re-entry of the J.B. Henry #1 well, the company will have an option to participate, as to a 15% undivided interest, in the re-entry of the E.M. Henry #2 natural gas well at an estimated cost to the company of an additional $100,000.

b)

Costs incurred in oil and gas property acquisition, exploration and development activities

Costs incurred in oil and gas property acquisition, exploration and development activities are summarized as follows:

December 31, 2004
Acquisitions:
Proved producing reserves	$ -
Proved undeveloped reserves	434,060
Development costs	-
Exploration costs	-

$ 434,060

c)

Proved oil and gas reserve quantities (unaudited)

At December 31, 2004, the estimated oil and gas reserves for the J.B. Henry #1 prospect presented herein were derived from a report prepared by an independent engineering firm.  The company cautions that there are many inherent uncertainties in estimating proved reserve quantities and in projecting future production rates and the timing of development expenditures.  Accordingly, these estimates are likely to change as future information becomes available, and these changes could be material.

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Notes to the Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

December 31, 2004

5.

Oil and Gas Reserves and Related Financial Information (continued)

c)

Proved oil and gas reserve quantities (unaudited) (continued)

Estimated quantities of proved reserves (all of which are classified as proved undeveloped and are located within the United States), as well as the changes in proved reserves during the period ended December 31, 2004, are presented in the following table:

	Crude Oil (BLS)	Natural Gas (MCF)

Proved undeveloped reserves, beginning	-	-
Purchase of 15% working interest in reserves	-	149,388
Production	-	-

Proved undeveloped reserves, end of period	-	149,388

Proved reserves are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and current regulatory practices.  Reserves are considered proved when commercial production has been established by actual production or well tests.  The portion of the reservoir considered proved is the area delineated by drilling and reasonable interpretation of available data after considering fluid contacts, if any.

Proved reserves may be developed or undeveloped.  Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.  Reserves on undrilled acreage are limited to those drilling units offsetting productive units that are reasonably certain of production when drilled.  Proved reserves for other undrilled units are claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation.

d)

Standardized measure of discounted future net cash flows relating to proved oil and gas reserve quantities (unaudited)

The table below sets forth a standardized measure of the estimated discounted future net cash flows attributable to the company's 15% undivided interest in proved undeveloped oil and gas reserves.  Estimated future cash inflows were computed by applying an estimated $4.55 per MCF price to the estimated future production of proved gas reserves at December 31, 2004 discounted at 10%.  The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions.

Wentworth Energy, Inc.

(an Exploration Stage Enterprise)

(Unaudited)

Notes to the Pro Forma Consolidated Financial Statements

(Expressed in US Dollars)

December 31, 2004

5.

Oil and Gas Reserves and Related Financial Information (continued)

d)

Standardized measure of discounted future net cash flows relating to proved oil and gas reserve quantities (unaudited) (continued)

December 31, 2004

Future cash inflows	$ 679,694
Future cash outflows;
Development costs	-
Production costs	245,547

Future net cash flows	434,147
Adjustment to discount future annual cash flows at 10%	(206,754)

Standardized measure of discounted future cash flows	$ 227,393

The following table summarizes the principal factors comprising the changes in the standardized measure of estimated discounted net cash flows:

December 31, 2004

Standardized measure, beginning	$ -
Purchase of proved undeveloped reserves	227,393
Sales of oil and gas, net of production costs	-

Standardized measure, end of period	$ 227,393

6.

Equipment

	Cost	Accumulated Amortization	Net Book Value

Office equipment	$ 1,856	$ 241	$ 1,615

Exhibits

    10.5              Share Exchange Agreement (the "Agreement") between Wentworth Energy, Inc. and Wentworth Oil & Gas , Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2005

WENTWORTH ENERGY, INC.

/s/ Gordon McDougall

     Gordon McDougall,

     Director